Significant Related Party Transactions - Summary of Percentages of Holding of Related Parties with Control Relationship and Changes (Parenthetical) (Detail) - China Life Insurance Sales Company [Member]
¥ in Millions
12 Months Ended
Dec. 31, 2021 CNY (¥)
Disclosure of transactions between related parties [line items]
Consideration transferred	¥ 500
Percentage of holding	90.81% [1]

[1]	For the year ended 31 December 2021, the Company injected capital of RMB 500 million to CL Sales, a wholly owned subsidiary of CLIC, and acquired 90.81% of the shareholders’ equity. Both parties are under common control by CLIC which is not transitory before and after the combination. Therefore, this is a business combination under common control. The financial statements of the Group were restated based on the financial statements as at 31 December 2021 obtained from the merged party on the date of combination.